EXHIBIT 32.1

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of Diebold Nixdorf, Incorporated and subsidiaries (the Company) for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Octavio Marquez, President and Chief Executive of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

        /s/  Octavio Marquez
         Octavio Marquez
    President and Chief Executive Officer
    (Principal Executive Officer)

February 12, 2026